UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2020 (April 30, 2020)

Vislink Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-5856795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Bilby Road, Suite 15, Building 2, Hackettstown, NJ	07840
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 953-9035

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VISL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing

On April 30, 2020, Vislink Technologies, Inc. (the “Company”) received a public reprimand letter (the “Letter”) from the staff (the “Staff”) of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”). The Letter notified the Company that its recent offering of 12,445,000 shares of common stock, par value $0.00001 per share, of the Company (“Common Stock”), pre-funded warrants to purchase 14,827,200 shares of Common Stock, and warrants to purchase up to 20,454,150 shares of Common Stock, completed on February 14, 2020 (the “Offering”) did not satisfy Nasdaq Listing Rule 5635(d) because (a) the Staff determined that the Offering did not meet the Nasdaq definition of a public offering under Listing Rule IM-5635-3 and (b) the Offering involved the issuance of 20% or more of the pre-transaction shares outstanding at less than the minimum price, as defined by Nasdaq rules. Consequently, the Staff determined that approval by the shareholders of the Company was required for the Offering, and because such shareholder approval was not received, the Staff concluded that the Company violated the Nasdaq’s shareholder approval rules. Additionally, the Letter notified the Company that on two separate occasions following transactions completed in November 2019 and February 2020, the Company failed to file a Change in Outstanding Shares form, as required by Listing Rule 5250(e)(1), which filings were subsequently made on March 12, 2020.

The Staff determined that delisting the Company’s Common Stock was not an appropriate sanction and closed its review by issuing the public reprimand letter in accordance with Nasdaq Listing Rule 5810(c)(4). As previously reported on a Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on February 14, 2020, based on Nasdaq’s published rules and published guidance at the time of the Offering, the Company believed the Offering was a “public offering” under Rule 5635(d). The receipt of the Letter has no effect on the listing of the Company’s Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2020	VISLINK TECHNOLOGIES, INC.

	By:	/s/ Carleton M. Miller
	Name:	Carleton M. Miller
	Title:	Chief Executive Officer